SUPPLEMENT DATED OCTOBER 21, 2008

TO PROSPECTUS DATED OCTOBER 20, 2008

FOR SUN LIFE FINANCIAL MASTERS ACCESS NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

The fifth paragraph on page 7 of the prospectus is deleted and replaced with the following:

If you elect an optional living benefit, we will assess a periodic charge at a rate that differs among the optional living benefits. Currently, however, the annual amount of the charge in no case exceeds 1.15% of the highest Account Value (or other benefit base for the optional living benefit in question) during the year.

The reference to "Appendix E" in the first paragraph in the section titled "BUILD YOUR PORTFOLIO" is changed to Appendix G.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Masters Access (NY) 10/08